EXHIBIT 99.1


W. R. Berkley Corporation               NEWS
475 Steamboat Road                      RELEASE
Greenwich, Connecticut 06830
(203) 629-3000


FOR IMMEDIATE RELEASE                   CONTACT: Eugene G. Ballard
                                                 Chief Financial Officer
                                                 (203)-629-3000


                     W. R. BERKLEY CORPORATION REPORTS FIRST
                   QUARTER NET INCOME DOUBLES TO $71.7 MILLION

     Greenwich, CT, April 25, 2003 -- W. R. Berkley Corporation (NYSE: BER) today reported first quarter net income of $72 million, or $1.25 per share, up from $34 million, or 66 cents per share, a year ago. Net operating income for the first quarter of 2003 was $63 million, or $1.10 per share, compared with $31 million, or 60 cents per share, for the first quarter of 2002. Net operating income is a non-GAAP financial measure defined by the Company as net income excluding gains and losses on investments, foreign currencies and discontinued business.

           Summary Financial Data                        First Quarter
(Amounts in thousands, except per share data)        2003            2002
                                                     ----            ----

Gross premiums written                            $1,066,473       $776,208
Net premiums written                                 892,059        633,993

Net income                                            71,703         34,396
Net income per share (diluted)                          1.25           0.66

Net operating income                                  62,836         31,205
Net operating income per share (diluted)          $     1.10       $   0.60

W. R. Berkley Corporation                                                 Page 2


First quarter highlights include:

     o Net operating return on equity was 18.8% annualized, or 4.7% for the quarter

     o    Net premiums written grew 41% to $892 million

     o Net premiums written for specialty insurance and facultative reinsurance grew by 49% and 118%, respectively

     o    GAAP combined ratio improved by 4.3 percentage points to 91.8%

     o    Cash flow from operations increased to $276 million

     o The paid loss ratio decreased to 39% in the first quarter from 59% in the prior year quarter

     Commenting on the Company's performance, William R. Berkley, chairman and chief executive officer, said: "The results for the first quarter continue the positive trends we've seen the past twelve months. All units of the property casualty business generated underwriting profits except for treaty reinsurance, where we are still seeing loss development from prior years. Our cash flow from operations was over $275 million for the quarter. Investment income also increased substantially, reflecting increased cash flow and greater invested assets. The Company's portfolio duration declined slightly during the period.

     "Our accident year results continue to be exceptional. Prices are still moving up, although the pace of those increases has moderated somewhat. Increases this year were over 12% for regional business, more than 25% for specialty business and in excess of 30% for reinsurance business. We expect continued improvement in underwriting profitability.

     "Our expectation for ongoing growth and improved profitability has not changed. We remain confident and enthusiastic about our opportunities for increased profits and growth for the next several years," Mr. Berkley concluded.

W. R. Berkley Corporation                                                 Page 3


     Founded in 1967, W. R. Berkley Corporation is an insurance holding company that operates in five segments of property casualty insurance business: specialty insurance, alternative markets, reinsurance, regional property casualty insurance and international.

     This is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2003 and beyond, are based upon the Company's historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to, the cyclical nature of the property casualty industry, the long-tail and potentially volatile nature of the reinsurance business, product demand and pricing, claims development and the process of estimating reserves, the uncertain nature of damage theories and loss amounts, the ultimate results of the various pending legal and arbitration proceedings, the increased level of our retention, natural and man-made catastrophic losses, including as a result of terrorist activities, the impact of competition, the availability of reinsurance, the ability of our reinsurers to pay reinsurance recoverables owed to us, investment results and potential impairment of invested assets, exchange rate and political risks, legislative and regulatory developments, changes in the ratings assigned to us by ratings agencies, our exposure for terrorist acts, the availability of dividends from our insurance company subsidiaries, our successful integration of acquired companies or investment in new insurance ventures, our ability to attract and retain qualified employees, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. These risks could cause actual results of the industry or our actual results for the year 2003 and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.


                                      # # #

W. R. Berkley Corporation                                                 Page 4

                         Consolidated Financial Summary
                  (Amounts in thousands, except per share data)

                                                    For the Quarter
                                                    Ended March 31,
                                              --------------------------
                                                 2003             2002
                                              ---------        ---------
Revenues:
  Net premiums written                        $ 892,059        $ 633,993
  Change in unearned premiums                  (191,933)        (155,527)
    Premiums earned                             700,126          478,466
  Net investment income                          51,760           44,152
  Service fees                                   25,469           20,193
  Realized investment gains                      14,604            4,959
  Foreign currency gains (losses)                (1,238)               4
  Other income                                      692              112
    Total revenues                              791,413          547,886

Expenses:
  Losses and loss expenses                      443,886          310,601
  Other operating expenses                      230,853          175,443
  Interest expense                               12,095          11,135
    Total expenses                              686,834          497,179

    Income before income taxes
     and minority interest                      104,579           50,707

Income tax expense                              (32,986)         (16,222)
Minority interest                                   110              (89)

  Net income                                   $ 71,703         $ 34,396

Net income per share:
    Basic                                        $ 1.30           $ 0.69
    Diluted                                      $ 1.25           $ 0.66

Average shares outstanding:
    Basic                                        55,249           49,914
    Diluted                                      57,328           51,977

W. R. Berkley Corporation                                                 Page 5

                          Operating Results by Segment
                    (Amounts in thousands, except ratios (1))

                                                        For the Quarter
                                                        Ended March 31,
                                                --------------------------------
                                                  2003                   2002
                                                --------               ---------
Specialty Insurance (2):
  Gross premiums written                        $321,306               $217,936
  Net premiums written                           286,701                192,429
  Premiums earned                                241,627                150,422
  Pre-tax income                                  48,541                 20,379
  Loss ratio                                        61.7%                  66.2%
  Expense ratio                                     24.9%                  28.3%
  GAAP combined ratio                               86.6%                  94.5%

Alternative Markets:
  Gross premiums written                        $170,181               $ 98,173
  Net premiums written                           137,182                 84,580
  Premiums earned                                 82,974                 45,337
  Pre-tax income                                  21,949                 14,232
  Loss ratio                                        67.3%                  66.8%
  Expense ratio                                     24.6%                  28.7%
  GAAP combined ratio                               91.9%                  95.5%

Reinsurance (2):
  Gross premiums written                        $262,392               $166,943
  Net premiums written                           214,799                129,289
  Premiums earned                                162,477                 64,579
  Pre-tax income                                   9,669                  8,191
  Loss ratio                                        71.9%                  69.5%
  Expense ratio                                     30.4%                  32.7%
  GAAP combined ratio                              102.3%                 102.2%

Regional Insurance:
  Gross premiums written                        $295,858               $238,319
  Net premiums written                           237,754                183,703
  Premiums earned                                198,205                156,581
  Pre-tax income                                  32,195                 22,435
  Loss ratio                                        57.9%                  60.5%
  Expense ratio                                     31.5%                  31.6%
  GAAP combined ratio                               89.4%                  92.1%

International:
  Gross premiums written                        $ 16,736               $ 46,218
  Net premiums written                            15,623                 40,550
  Premiums earned                                 14,843                 39,184
  Pre-tax income                                   1,235                    266
  Loss ratio                                        49.2%                  60.1%
  Expense ratio                                     45.4%                  41.8%
  GAAP combined ratio                               94.6%                 101.9%

                                                                     (Continued)

W. R. Berkley Corporation                                                 Page 6

                    (Amounts in thousands, except ratios (1))

                                                        For the Quarter
                                                        Ended March 31,
                                                --------------------------------
                                                  2003                   2002
                                                --------               ---------

Total Continuing Segments:
  Gross premiums written                        $1,066,473             $767,589
  Net premiums written                             892,059              630,551
  Premiums earned                                  700,126              456,103
  Pre-tax income                                   113,589               65,503
  Loss ratio                                          63.4%                64.2%
  Expense ratio                                       28.4%                31.3%
  GAAP combined ratio                                 91.8%                95.5%

Discontinued Business:
  Gross premiums written                        $        -             $  8,619
  Net premiums written                                   -                3,442
  Premiums earned                                        -               22,363
  Pre-tax loss                                           -                  (54)

Corporate & Eliminations:
  Realized investment and foreign
     currency gains                             $   13,366             $  4,963
  Interest and other, net                          (22,376)             (19,705)
  Pre-tax loss                                      (9,010)             (14,742)

Consolidated:
  Gross premiums written                        $1,066,473             $776,208
  Net premiums written                             892,059              633,993
  Premiums earned                                  700,126              478,466
  Pre-tax income                                   104,579               50,707
  Loss ratio                                          63.4%                64.9%
  Expense ratio                                       28.4%                31.2%
  GAAP combined ratio                                 91.8%                96.1%

(1) Underwriting ratios represent losses, loss expenses and underwriting expenses expressed as a percentage of premium earned. Underwriting expenses do not include expenses related to insurance services or unallocated corporate expenses.

(2) Segment operating results for the prior period have been restated to reflect two changes in the accounting presentation. First, operating results for Vela Insurance Services, Inc., an excess and surplus lines underwriting manager, were transferred from the reinsurance segment to the specialty segment as a result of a change in management responsibility for this business. Second, in the fourth quarter of 2002, the Company modified the presentation of reinsurance assumed from Lloyd's syndicates to reflect the Company's share of the reinsurance and brokerage costs paid by the syndicates. Previously, these amounts were netted against assumed premiums. Restated operating results by segment for each of the five years ended December 31, 2002 are presented in a separate table below.

W. R. Berkley Corporation                                                 Page 7


                                 Supplemental Information
                       (Amounts in thousands, except per share data)

                                                                  For the Quarter
                                                                  Ended March 31,
                                                            ----------------------------
                                                               2003             2002
                                                            ----------       -----------
Components of net income:
Underwriting income (1)                                     $   57,078       $    18,641
Insurance services                                               5,652             3,450
Net investment income                                           51,760            44,152
Interest and other expenses                                    (23,277)          (20,499)
Realized investment and foreign currency gains                  13,366             4,963
Income taxes and minority interest                             (32,876)          (16,311)
    Net income                                              $   71,703       $    34,396

Reconciliation of net income to net operating income:
Net income                                                      71,703            34,396
Realized investment and foreign currency gains, after tax       (8,867)           (3,226)
Discontinued business, after tax                                     -                35
    Net operating income (2)                                $   62,836       $    31,205

Net operating return on equity (2)                                 4.7%              3.3%

Cash flow from operations before
  change in trading account                                 $  275,831       $    94,150

                                                             March 31,       December 31,
                                                               2003              2002
Selected balance sheet information:
Total investments (3)                                       $5,062,056       $ 4,663,100
Total assets                                                 7,872,555         7,031,323
Reserves for losses and loss expenses                        3,381,172         3,167,929
Long-term debt                                                 499,186           362,985
Trust preferred securities                                     198,262           198,251
Stockholders' equity (4)                                     1,397,307         1,335,199
Shares outstanding                                              55,286            55,223
Stockholders' equity per share                                   25.27             24.18

(1)  Catastrophe losses were $7 million pre-tax, or 8 cents per share after-tax, in the first quarter of each of 2003 and 2002.

(2)  Net operating income is a non-GAAP financial measure defined by the Company as net income excluding gains and losses on investments, foreign currencies and discontinued
     business. Management believes that excluding investment and foreign currency gains, which result primarily from changes in general economic conditions, and excluding results of businesses that have been discontinued provides a useful indicator of trends in the Company's underlying and on-going operations. Net operating return on equity represents net operating income expressed as a percentage of beginning of year stockholders' equity, adjusted for stock transactions.

(3) Investments include trading account receivable from brokers and clearing organizations and trading securities sold but not yet purchased.

(4)  Stockholders' equity includes after-tax unrealized gains from investments and foreign exchange of $97 million and $105 million as of March 31, 2003 and December 31, 2002, respectively.

W. R. Berkley Corporation                                                 Page 8


                                         Operating Results by Segment
                                     For the Year Ended December 31, 2002
                                   (Amounts in thousands, except ratios (1))
                              First           Second             Third            Fourth             Full
                             Quarter          Quarter           Quarter           Quarter            Year
                           -----------      -----------       -----------       -----------       -----------
Specialty (2):
Gross premiums written     $   217,936      $   252,995       $   273,394       $   283,351       $ 1,027,676
Net premiums written           192,429          219,764           242,558           285,178           939,929
Premiums earned                150,422          174,053           200,699           247,522           772,696
Pre-tax income                  20,379           35,496            34,097            46,140           136,112
Loss ratio                        66.2%            58.9%             64.3%             65.0%             63.7%
Expense ratio                     28.3%            27.8%             25.7%             22.5%             25.7%
GAAP combined ratio               94.5%            86.7%             90.0%             87.5%             89.4%

Alternative Markets:
Gross premiums written     $    98,173      $    47,867       $   102,763       $   100,151       $   348,954
Net premiums written            84,580           42,057            89,134            89,586           305,357
Premiums earned                 45,337           51,487            61,077            77,657           235,558
Pre-tax income                  14,232           13,749            16,880            17,842            62,703
Loss ratio                        66.8%            68.1%             66.2%             66.2%             66.7%
Expense ratio                     28.7%            30.0%             31.9%             28.1%             29.6%
GAAP combined ratio               95.5%            98.1%             98.1%             94.3%             96.3%

Reinsurance (2):
Gross premiums written     $   166,943      $   175,789       $   184,025       $   243,070       $   769,827
Net premiums written           129,289          135,410           143,822           193,448           601,969
Premiums earned                 64,579           82,259            99,167           152,282           398,287
Pre-tax income (loss)            8,191            2,635             6,729            (2,574)           14,981
Loss ratio                        69.5%            74.9%             73.0%             78.8%             75.0%
Expense ratio                     32.7%            34.0%             30.6%             30.7%             31.7%
GAAP combined ratio              102.2%           108.9%            103.6%            109.5%            106.7%

Regional:
Gross premiums written     $   238,319      $   236,686       $   236,212       $   243,933       $   955,150
Net premiums written           183,703          192,655           199,358           200,861           776,577
Premiums earned                156,581          172,062           183,424           193,318           705,385
Pre-tax income                  22,435           18,565            26,736            36,349           104,085
Loss ratio                        60.5%            64.3%             58.8%             53.6%             59.1%
Expense ratio                     31.6%            31.4%             33.0%             33.5%             32.4%
GAAP combined ratio               92.1%            95.7%             91.8%             87.1%             91.5%

International:
Gross premiums written     $    46,218      $    13,973       $    13,045       $    14,029       $    87,265
Net premiums written            40,550           11,706            13,103            13,954            79,313
Premiums earned                 39,184           20,206            14,967            14,927            89,284
Pre-tax income (loss)              266             (800)           (2,241)            1,018            (1,757)
Loss ratio                        60.1%            56.0%             62.1%             28.6%             54.2%
Expense ratio                     41.8%            49.5%             59.4%             70.6%             51.3%
GAAP combined ratio              101.9%           105.5%            121.5%             99.2%            105.5%

                                                                     (Continued)

W. R. Berkley Corporation                                                 Page 9


                                   Operating Results by Segment (continued)
                                     For the Year Ended December 31, 2002
                                   (Amounts in thousands, except ratios (1))
                              First           Second             Third            Fourth             Full
                             Quarter          Quarter           Quarter           Quarter            Year
                           -----------      -----------       -----------       -----------       -----------
Discontinued:
Gross premiums written     $     8,619      $     1,693       $    12,173       $    (3,130)      $    19,355
Net premiums written             3,442             (497)               15             4,385             7,345
Premiums earned                 22,363           12,621             9,137             7,196            51,317
Pre-tax loss                       (54)          (4,600)           (3,282)           (2,746)          (10,682)
Loss ratio                        78.7%           121.3%            107.5%            110.4%             98.7%
Expense ratio                     29.9%            24.2%             37.2%             36.7%             30.8%
GAAP combined ratio              108.6%           145.5%            144.7%            147.1%            129.5%

Corporate & Eliminations:
Realized gains (losses)    $     4,963      $    (8,449)      $       628       $    39,928       $    37,070
Interest and other             (19,705)         (19,389)          (20,014)          (23,971)          (83,079)
Pre-tax income (loss)          (14,742)         (27,838)          (19,386)           15,957           (46,009)

Consolidated:
Gross premiums written     $   776,208      $   729,003       $   821,612       $   881,404       $ 3,208,227
Net premiums written           633,993          601,095           687,990           787,412         2,710,490
Premiums earned                478,466          512,688           568,471           692,902         2,252,527
Pre-tax income                  50,707           37,207            59,533           111,986           259,433
Loss ratio                        64.9%            65.6%             64.9%             64.7%             65.0%
Expense ratio                     31.2%            31.0%             30.7%             29.2%             30.4%
GAAP combined ratio               96.1%            96.6%             95.6%             93.9%             95.4%

(1)  Underwriting ratios represent losses, loss expenses and underwriting expenses expressed as a percentage of premium earned. Underwriting expenses do not include expenses related to insurance services or unallocated corporate expenses.

(2)  Segment operating results have been restated to reflect two changes in the accounting presentation.
     First, operating results for Vela Insurance Services, Inc., an excess and surplus lines underwriting manager, were transferred from the reinsurance segment to the specialty segment as a result of a change in management responsibility for this business. Second, in the fourth quarter of 2002, the Company modified the presentation of reinsurance assumed from Lloyd's syndicates to reflect the Company's share of the reinsurance and brokerage costs paid by the syndicates. Previously, these amounts were netted against assumed premiums.

W. R. Berkley Corporation                                                Page 10


                                         Operating Results by Segment
                                  For the Five Years Ended December 31, 2002
                                   (Amounts in thousands, except ratios (1))
                               1998              1999              2000             2001              2002
                           -----------       -----------       -----------      -----------       -----------
Specialty (2):
Gross premiums written     $   379,404       $   394,958       $   423,907      $   658,199       $ 1,027,676
Net premiums written           259,317           268,889           300,885          567,714           939,929
Premiums earned                240,215           262,682           282,205          428,058           772,696
Pre-tax income                  75,549            43,331            32,104           34,554           136,112
Loss ratio                        62.0%             68.1%             73.1%            71.0%             63.7%
Expense ratio                     31.7%             35.2%             33.5%            30.7%             25.7%
GAAP combined ratio               93.7%            103.3%            106.6%           101.7%             89.4%

Alternative Markets:
Gross premiums written     $    72,527       $    83,167       $   108,802      $   169,439       $   348,954
Net premiums written            66,418            73,089            98,001          151,942           305,357
Premiums earned                 63,064            75,979            88,872          123,173           235,558
Pre-tax income                  28,252            25,807            34,944           34,255            62,703
Loss ratio                        61.4%             65.8%             70.2%            76.5%             66.7%
Expense ratio                     43.4%             41.5%             38.7%            32.9%             29.6%
GAAP combined ratio              104.8%            107.3%            108.9%           109.4%             96.3%

Reinsurance (2):
Gross premiums written     $   291,334       $   332,772       $   307,484      $   285,547       $   769,827
Net premiums written           263,790           300,671           261,280          196,572           601,969
Premiums earned                240,804           291,122           286,793          209,938           398,287
Pre-tax income (loss)           30,211            16,461            27,876          (61,403)           14,981
Loss ratio                        74.4%             76.1%             73.3%           109.3%             75.0%
Expense ratio                     31.5%             33.3%             33.3%            38.3%             31.7%
GAAP combined ratio              105.9%            109.4%            106.6%           147.6%            106.7%

Regional:
Gross premiums written     $   578,231       $   595,396       $   579,890      $   705,001       $   955,150
Net premiums written           486,213           497,041           499,526          598,149           776,577
Premiums earned                468,794           492,304           503,029          555,750           705,385
Pre-tax income (loss)           (9,408)          (70,964)            4,182           40,399           104,085
Loss ratio                        76.4%             87.1%             75.5%            67.2%             59.1%
Expense ratio                     36.7%             37.5%             35.1%            35.0%             32.4%
GAAP combined ratio              113.1%            124.6%            110.6%           102.2%             91.5%

International:
Gross premiums written     $    95,870       $   107,254       $   143,523      $   170,600       $    87,265
Net premiums written            75,106            86,172           118,981          150,090            79,313
Premiums earned                 73,032            86,943           107,285          140,909            89,284
Pre-tax income (loss)           (6,745)            4,200             6,591           12,149            (1,757)
Loss ratio                        59.7%             55.4%             62.1%            61.4%             54.2%
Expense ratio                     59.9%             47.5%             41.7%            40.6%             51.3%
GAAP combined ratio              119.6%            102.9%            103.8%           102.0%            105.5%

                                                                     (Continued)

W. R. Berkley Corporation                                                Page 11


                                         Operating Results by Segment
                                  For the Five Years Ended December 31, 2002
                                   (Amounts in thousands, except ratios (1))
                               1998              1999              2000             2001              2002
                           -----------       -----------       -----------      -----------       -----------
Discontinued:
Gross premiums written     $   221,126       $   221,342       $   253,149      $   219,680       $    19,355
Net premiums written           195,410           201,857           227,571          193,629             7,345
Premiums earned                192,490           205,354           222,830          222,641            51,317
Pre-tax loss                   (18,528)          (14,141)           (9,936)        (133,480)          (10,682)
Loss ratio                        76.0%             77.0%             75.9%           131.4%             98.7%
Expense ratio                     37.4%             34.0%             32.8%            33.0%             30.8%
GAAP combined ratio              113.4%            111.0%            108.7%           164.4%            129.5%

Corporate & Eliminations:
Realized gains (losses)    $    25,400       $    (6,064)      $     8,364      $   (11,494)      $    37,070
Restructuring charge                --           (11,505)           (1,850)          (3,196)               --
Interest and other             (61,950)          (66,373)          (61,424)         (63,178)          (83,079)
Pre-tax loss                   (36,550)          (83,942)          (54,910)         (77,868)          (46,009)

Consolidated:
Gross premiums written     $ 1,638,492       $ 1,734,889       $ 1,816,755      $ 2,208,466       $ 3,208,227
Net premiums written         1,346,254         1,427,719         1,506,244        1,858,096         2,710,490
Premiums earned              1,278,399         1,414,384         1,491,014        1,680,469         2,252,527
Pre-tax income (loss)           62,781           (79,248)           40,851         (151,394)          259,433
Loss ratio                        71.6%             76.8%             73.4%            82.1%             65.0%
Expense ratio                     36.5%             36.5%             34.8%            34.4%             30.4%
GAAP combined ratio              108.1%            113.3%            108.2%           116.5%             95.4%

(1)  Underwriting ratios represent losses, loss expenses and underwriting expenses expressed as a percentage of premium earned. Underwriting expenses do not include expenses related to insurance services or unallocated corporate expenses.

(2)  Segment operating results have been restated to reflect the transfer of operating results for Vela
     Insurance Services, Inc. from the reinsurance segment to the specialty segment.